Assets held for sale and liabilities directly associated with assets held for sale	12 Months Ended
Dec. 31, 2024
Assets held for sale and liabilities directly associated with assets held for sale
Assets held for sale and liabilities directly associated with assets held for sale

25 Assets held for sale and liabilities directly associated with assets held for sale

As of December 31, 2024, assets held for sale of €420 million (€2,609 million at 31 December, 2023) and directly associated liabilities of €195 million (€1,862 million at 31 December, 2023) mainly concerned oil assets in Congo, which book value was aligned to the expected fair value, amounting to €417 million (of which current assets €28 million) and €195 million (of which current liabilities €3 million), respectively.

During 2024, assets reclassified as held for sale in the 2023 relating to some oil permits in Congo and onshore assets in Nigeria were sold (see note 5 – Business combinations and other significant transactions).